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                         METROPOLITAN SERIES FUND, INC.

                       SUPPLEMENT DATED FEBRUARY 28, 2003
                         TO PROSPECTUS DATED MAY 1, 2002

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2002. You should keep this supplement to the prospectus for future reference.

As of May 1, 2003, the name of the Putnam Large Cap Growth Portfolio will change to the Met/Putnam Voyager Portfolio (the "Portfolio"). Although the Portfolio's investment objective will not change, effective that date, the Portfolio will no longer be required to invest 80% of Portfolio assets in large cap securities. After May 1, 2003, the Portfolio will invest mainly in midsized and large companies, although the Portfolio will be able invest in companies of any size.